UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2017

Herbalife Ltd.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	1-32381	98-0377871
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 309GT, Ugland House, South Church Street, Grand Cayman, Cayman Islands	KY1-1106 (Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: c/o (213) 745-0500

Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02, Results of Operations and Financial Condition.

On February 23, 2017, Herbalife Ltd. (the “Company”) issued a press release announcing its financial results for its fiscal year ended December 31, 2016. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.  Other Events.

On February 23, 2017, the Company also announced that its Board of Directors had approved a new three-year $1.5 billion share repurchase program.

A copy of the press release is attached hereto as Exhibit 99.1 and the portions thereof with respect to the share repurchase program described above are incorporated herein by reference.

The Company’s 2017 Annual General Meeting of Shareholders will be held on April 27, 2017.

Item 9.01.  Financial Statements and Exhibits.

(d)     Exhibits.

99.1	Press Release issued by Herbalife Ltd. on February 23, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Herbalife Ltd.

February 23, 2017	By:	/s/ Mark J. Friedman
		Name:	Mark J. Friedman
		Title:	General Counsel

EXHIBIT INDEX

Exhibit	Description of Exhibit
99.1	Press Release issued by Herbalife Ltd. on February 23, 2017